As filed with the Securities and Exchange Commission on April 26, 2011.

Registration No. 333-173005

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

AMENDMENT NO. 2

TO

Form S-1

REGISTRATION STATEMENT

UNDER

THE SECURITIES ACT OF 1933

THE FRESH MARKET, INC.

(Exact name of registrant as specified in its charter)

Delaware	5411	56-1311233
(State or other jurisdiction of incorporation or organization)	(Primary Standard Industrial Classification Code Number)	(I.R.S. Employer Identification Number)

628 Green Valley Road, Suite 500

Greensboro, North Carolina 27408

(336) 272-1338

(Address, including zip code, and telephone number, including area code, of registrant’s principal executive offices)

Scott Duggan

Senior Vice President and General Counsel

The Fresh Market, Inc.

628 Green Valley Road, Suite 500

Greensboro, North Carolina 27408

(336) 272-1338

(Name and address, including zip code, and telephone number, including area code, of agent for service)

Copies to:

Craig F. Arcella Cravath, Swaine & Moore LLP Worldwide Plaza 825 Eighth Avenue New York, New York 10019-7475 (212) 474-1000 Fax: (212) 474-3700	Robert Evans III Shearman & Sterling LLP 599 Lexington Avenue New York, New York 10022 (212) 848-4000 Fax: (212) 848-7179

Approximate date of commencement of proposed sale to the public: As soon as practicable after the effective date of this Registration Statement.

If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, check the following box.  ☐

If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering.  ☐

If this Form is a post-effective amendment filed pursuant to Rule 462(d) under the Securities Act, check the following box and list the Securities Act registration number of the earlier effective registration statement for the same offering.  ☐

Indicate by check mark whether the registrant is a large accelerated filer, an accelerated filer, a non-accelerated filer, or a small reporting company.

Large accelerated filer	☐	Accelerated filer	☐

Non-accelerated filer	☒	Smaller reporting company	☐

The Registrant hereby amends this Registration Statement on such date or dates as may be necessary to delay its effective date until the Registrant shall file a further amendment which specifically states that this Registration Statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933 or until this Registration Statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

PART II

INFORMATION NOT REQUIRED IN PROSPECTUS

Item 13.	Other expenses of issuance and distribution.

The following table sets forth the expenses (other than underwriting compensation expected to be incurred) in connection with this offering. All of such amounts (except the SEC registration fee and FINRA filing fee) are estimated.

SEC registration fee	$55,000

FINRA filing fee	47,455

Printing and engraving costs	100,000

Legal fees and expenses	400,000

Accounting fees and expenses	200,000

Transfer Agent and Registrar fees and expenses	10,000

Miscellaneous	100,000

Total	$912,455

Item 14.	Indemnification of directors and officers.

Section 102(b)(7) of the DGCL allows a corporation to provide in its certificate of incorporation that a director of the corporation will not be personally liable to the corporation or its stockholders for monetary damages for breach of fiduciary duty as a director, except where the director breached the duty of loyalty, failed to act in good faith, engaged in intentional misconduct or knowingly violated a law, authorized the payment of a dividend or approved a stock repurchase in violation of Delaware corporate law or obtained an improper personal benefit. Our certificate of incorporation provides for this limitation of liability.

Section 145 of the DGCL provides that a corporation may indemnify any person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding whether civil, criminal, administrative or investigative (other than an action by or in the right of the corporation by reason of the fact that he is or was a director, officer, employee or agent of the corporation, or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees)), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful. Section 145 further provides that a corporation similarly may indemnify any such person serving in any such capacity who was or is a party or is threatened to be made a party to any threatened, pending or completed action or suit by or in the right of the corporation to procure a judgment in its favor by reason of the fact that he is or was a director, officer, employee or agent of the corporation or is or was serving at the request of the corporation as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses

(including attorneys’ fees) actually and reasonably incurred in connection with the defense or settlement of such action or suit if he acted in good faith and in a manner he reasonably believed to be in or not opposed to the best interests of the corporation and except that no indemnification shall be made in respect of any claim, issue or matter as to which such person shall have been adjudged to be liable to the corporation unless and only to the extent that the Delaware Court of Chancery or such other court in which such action or suit was brought shall determine upon application that, despite the adjudication of liability but in view of all of the circumstances of the case, such person is fairly and reasonably entitled to indemnity for such expenses which the Delaware Court of Chancery or such other court shall deem proper.

Our bylaws provide for the indemnification of officers and directors of the corporation consistent with Section 145 of the DGCL.

We have entered into indemnification agreements with our directors. These agreements require us to indemnify these individuals to the fullest extent permitted under Delaware law against liabilities that may arise by reason of their service to us, and to advance expenses incurred as a result of any proceeding against them as to which they could be indemnified.

The indemnification rights set forth above are not exclusive of any other right which an indemnified person may have or hereafter acquire under any statute, provision of our certificate of incorporation, our bylaws, agreement, vote of stockholders or disinterested directors or otherwise.

The purchase agreement to be filed as an exhibit to this registration statement will provide for indemnification of us and our directors and certain of our officers by the underwriters for certain liabilities.

We expect to continue to maintain standard policies of insurance that provide coverage (i) to our directors and officers against loss rising from claims made by reason of breach of duty or other wrongful act and (ii) to us with respect to indemnification payments that we may make to such directors and officers.

Item 15.	Recent sales of unregistered securities.

In the three years preceding the filing of this registration statement, we have not sold any unregistered securities.

Item 16.	Exhibits and financial statement schedules.

(a) Exhibits

Exhibit number	Description

1.1(1)	Form of Underwriting Agreement.

3.1(2)	Certificate of Incorporation of The Fresh Market, Inc.

3.2(2)	Bylaws of The Fresh Market, Inc.

4.1(3)	Specimen Common Stock Certificate.

Exhibit number	Description

4.2(2)	Registration Rights Agreement, dated as of November 4, 2010, by and among The Fresh Market, Inc., the Persons listed as Eligible Stockholders on Schedule 1 thereto and the Persons listed as Stockholder Representatives on Schedule 2 attached thereto.

5.1(1)	Opinion of Cravath, Swaine & Moore LLP.

10.1+(4)	Supply and Service Agreement, dated as of January 26, 2007, by and between The Fresh Market, Inc. and Burris Logistics.

10.2(5)	Credit Agreement, dated as of February 22, 2011, among The Fresh Market, Inc., as borrower, Bank of America, N.A., as administrative agent, swing line lender and the other lenders party thereto.

10.3(6)	Credit Agreement, dated as of February 27, 2007, among The Fresh Market, Inc., as borrower, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, BB&T Corporation, as syndication agent, BMO Capital Markets, as documentation agent, and the other lenders party thereto.

10.4(7)	First Amendment to Credit Agreement, dated as of October 23, 2007, among The Fresh Market, Inc., as borrower, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, and the required lenders.

10.5(8)	Second Amendment to Credit Agreement, dated as of June 22, 2010, among The Fresh Market, Inc., as borrower, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, and the required lenders.

10.6(9)	Tax Indemnification Agreement.

10.7(10)	Form of Amended and Restated Shadow Equity Bonus Agreement.

10.8(11)	Form of Second Amended and Restated Shadow Equity Bonus Agreement.

10.9(12)	Terms of Employment of Lisa Klinger.

10.10(13)	The Fresh Market Deferred Compensation Plan Amended and Restated Effective March 1, 2010.

10.11(14)	Form of Amended and Restated Stock Option Agreement.

10.12(15)	The Fresh Market, Inc. 2010 Omnibus Incentive Compensation Plan.

10.13(16)	The Fresh Market, Inc. Employee Stock Purchase Plan.

10.14(17)	The Fresh Market, Inc. Severance Plan.

10.15(18)	Form of Employment Agreement.

10.16(19)	Form of Option Award Agreement.

10.17(20)	Form of Restricted Stock Award Agreement.

10.18(21)	Form of Restricted Stock Unit Award Agreement for Employees.

10.19(22)	Form of Restricted Stock Award Agreement for Directors.

10.20(23)	Form of Deferred Stock Unit Award Agreement for Directors.

Exhibit number	Description

10.21(24)	Offer Letter, dated as of August 26, 2010, between The Fresh Market, Inc. and Scott Duggan.

10.22(25)	Form of Director Indemnification Agreement.

23.1(1)	Consent of Ernst & Young LLP.

23.2(1)	Consent of Grant Thornton LLP.

23.3	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 5.1).

24.1	Powers of Attorney (included in signature page to Registration Statement filed on March 23, 2011).

+	Confidential treatment has been requested for certain portions which are omitted in the copy of the exhibit electronically filed with the SEC. The omitted information has been filed separately with the SEC pursuant to our application for confidential treatment.

(1)	Incorporated by reference to same numbered exhibit to The Fresh Market, Inc.’s Amendment No. 1 to Registration Statement on Form S-1 (SEC File No. 333-173005) filed on March 23, 2011.

(2)	Incorporated by reference to same numbered exhibit to The Fresh Market, Inc.’s Annual Report on Form 10-K (SEC File No. 001-34940) filed on March 22, 2011.

(3)	Incorporated by reference to same numbered exhibit to The Fresh Market, Inc.’s Amendment No. 2 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on June 23, 2010.

(4)	Incorporated by reference to same numbered exhibit to The Fresh Market, Inc.’s Registration Statement on Form S-1 (SEC File No. 333-166473) filed on May 3, 2010.

(5)	Incorporated by reference to same numbered exhibit to The Fresh Market, Inc.’s Registration Statement on Form S-1 (SEC File No. 333-173005) filed on March 23, 2011.

(6)	Incorporated by reference to Exhibit 10.2 to The Fresh Market, Inc.’s Amendment No. 1 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on June 4, 2010.

(7)	Incorporated by reference to Exhibit 10.3 to The Fresh Market, Inc.’s Registration Statement on Form S-1 (SEC File No. 333-166473) filed on May 3, 2010.

(8)	Incorporated by reference to Exhibit 10.4 to The Fresh Market, Inc.’s Amendment No. 2 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on June 23, 2010.

(9)	Incorporated by reference to Exhibit 10.5 to The Fresh Market, Inc.’s Annual Report on Form 10-K (SEC File No. 001-34940) filed on March 22, 2011.

(10)	Incorporated by reference to Exhibit 10.6 to The Fresh Market, Inc.’s Registration Statement on Form S-1 (SEC File No. 333-166473) filed on May 3, 2010.

(11)	Incorporated by reference to Exhibit 10.7 to The Fresh Market, Inc.’s Annual Report on Form 10-K (SEC File No. 001-34940) filed on March 22, 2001.
(12)	Incorporated by reference to Exhibit 10.7 to The Fresh Market, Inc.’s Registration Statement on Form S-1 (SEC File No. 333-166473) filed on May 3, 2010.

(13)	Incorporated by reference to Exhibit 10.8 to The Fresh Market, Inc.’s Amendment No. 1 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on June 4, 2010.

(14)	Incorporated by reference to Exhibit 10.9 to The Fresh Market, Inc.’s Amendment No. 2 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on June 23, 2010.

(15)	Incorporated by reference to Exhibit 10.10 to The Fresh Market, Inc.’s Annual Report on Form 10-K (SEC File No. 001-34940) filed on March 22, 2011.

(16)	Incorporated by reference to Exhibit 10.11 to The Fresh Market, Inc.’s Annual Report on Form 10-K (SEC File No. 001-34940) filed on March 22, 2011.

(17)	Incorporated by reference to Exhibit 10.12 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(18)	Incorporated by reference to Exhibit 10.13 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(19)	Incorporated by reference to Exhibit 10.14 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(20)	Incorporated by reference to Exhibit 10.15 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(21)	Incorporated by reference to Exhibit 10.16 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(22)	Incorporated by reference to Exhibit 10.17 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(23)	Incorporated by reference to Exhibit 10.18 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(24)	Incorporated by reference to Exhibit 10.19 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(25)	Incorporated by reference to Exhibit 10.20 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

Item 17.	Undertakings.

The undersigned registrant hereby undertakes that:

(1)	For purposes of determining any liability under the Securities Act of 1933, as amended, the information omitted from the form of prospectus filed as part of this registration statement in reliance upon Rule 430A and contained in a form of prospectus filed by the registrant pursuant to Rule 424(b)(1) or (4) or 497(h) under the Securities Act of 1933, as amended, shall be deemed to be part of this registration statement as of the time it was declared effective.

(2)	For the purpose of determining any liability under the Securities Act of 1933, as amended, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

(3)	That, for the purpose of determining liability under the Securities Act of 1933 to any purchaser:

(i)	If the registrant is subject to Rule 430C, each prospectus filed pursuant to Rule 424(b) as part of a registration statement relating to an offering, other than registration statements relying on Rule 430B or other than prospectuses filed in reliance on Rule 430A, shall be deemed to be part of and included in the registration statement as of the date it is first used after effectiveness. Provided, however, that no statement made in a registration statement or prospectus that is part of the registration statement or made in a document incorporated or deemed incorporated by reference into the registration statement or prospectus that is part of the registration statement will, as to a purchaser with a time of contract of sale prior to such first use, supersede or modify any statement that was made in the registration statement or prospectus that was part of the registration statement or made in any such document immediately prior to such date of first use.

Insofar as indemnification for liabilities arising under the Securities Act of 1933, as amended, may be permitted to directors, officers and controlling persons of the registrant pursuant to the foregoing provisions, or otherwise, the registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the Securities Act of 1933, as amended, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the registrant of expenses incurred or paid by a director, officer or controlling person of the registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933, as amended, and will be governed by the final adjudication of such issue.

Signatures

Pursuant to the requirements of the Securities Act of 1933, the registrant has duly caused this Amendment No. 2 to the registration statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Greensboro, North Carolina, on the 26th day of April, 2011.

THE FRESH MARKET, INC.

By:	/S/ CRAIG CARLOCK
Name:	Craig Carlock
Title:	Chief Executive Officer (Principal Executive Officer)

Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the registration statement has been signed by the following persons in the capacities indicated on the 26th day of April, 2011.

Signature	Title

/S/ CRAIG CARLOCK	Chief Executive Officer (Principal Executive Officer)
Craig Carlock

/S/ LISA KLINGER Lisa Klinger	Executive Vice President, Chief Financial Officer (Principal Financial and Accounting Officer)

*	Chairman of the Board of Directors
Ray Berry

*	Director
Brett Berry

*	Director
Michael Barry

*	Director
David Rea

*	Director
Jeffrey Naylor

*By:	/S/ LISA KLINGER
Lisa Klinger as Attorney-in-Fact

Exhibit index

Exhibit number	Description

1.1(1)	Form of Underwriting Agreement.

3.1(2)	Certificate of Incorporation of The Fresh Market, Inc.

3.2(2)	Bylaws of The Fresh Market, Inc.

4.1(3)	Specimen Common Stock Certificate.

4.2(2)	Registration Rights Agreement, dated as of November 4, 2010, by and among The Fresh Market, Inc., the Persons listed as Eligible Stockholders on Schedule 1 thereto and the Persons listed as Stockholder Representatives on Schedule 2 attached thereto.

5.1(1)	Opinion of Cravath, Swaine & Moore LLP.

10.1+(4)	Supply and Service Agreement, dated as of January 26, 2007, by and between The Fresh Market, Inc. and Burris Logistics.

10.2(5)	Credit Agreement, dated as of February 22, 2011, among The Fresh Market, Inc., as borrower, Bank of America, N.A., as administrative agent, swing line lender and the other lenders party thereto.

10.3(6)	Credit Agreement, dated as of February 27, 2007, among The Fresh Market, Inc., as borrower, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, BB&T Corporation, as syndication agent, BMO Capital Markets, as documentation agent, and the other lenders party thereto.

10.4(7)	First Amendment to Credit Agreement, dated as of October 23, 2007, among The Fresh Market, Inc., as borrower, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, and the required lenders.

10.5(8)	Second Amendment to Credit Agreement, dated as of June 22, 2010, among The Fresh Market, Inc., as borrower, Bank of America, N.A., as administrative agent, swing line lender and letter of credit issuer, and the required lenders.

10.6(9)	Tax Indemnification Agreement.

10.7(10)	Form of Amended and Restated Shadow Equity Bonus Agreement.

10.8(11)	Form of Second Amended and Restated Shadow Equity Bonus Agreement.

10.9(12)	Terms of Employment of Lisa Klinger.

10.10(13)	The Fresh Market Deferred Compensation Plan Amended and Restated Effective March 1, 2010.

10.11(14)	Form of Amended and Restated Stock Option Agreement.

10.12(15)	The Fresh Market, Inc. 2010 Omnibus Incentive Compensation Plan.

10.13(16)	The Fresh Market, Inc. Employee Stock Purchase Plan.

10.14(17)	The Fresh Market, Inc. Severance Plan.

Exhibit number	Description

10.15(18)	Form of Employment Agreement.

10.16(19)	Form of Option Award Agreement.

10.17(20)	Form of Restricted Stock Award Agreement.

10.18(21)	Form of Restricted Stock Unit Award Agreement for Employees.

10.19(22)	Form of Restricted Stock Award Agreement for Directors.

10.20(23)	Form of Deferred Stock Unit Award Agreement for Directors.

10.21(24)	Offer Letter, dated as of August 26, 2010, between The Fresh Market, Inc. and Scott Duggan.

10.22(25)	Form of Director Indemnification Agreement.

23.1(1)	Consent of Ernst & Young LLP.

23.2(1)	Consent of Grant Thornton LLP.

23.3	Consent of Cravath, Swaine & Moore LLP (contained in Exhibit 5.1).

24.1	Powers of Attorney (included in signature page to Registration Statement filed on March 23, 2011).

+	Confidential treatment has been requested for certain portions which are omitted in the copy of the exhibit electronically filed with the SEC. The omitted information has been filed separately with the SEC pursuant to our application for confidential treatment.

(1)	Incorporated by reference to same numbered exhibit to the Fresh Market, Inc.’s Amendment No. 1 to Registration Statement on Form S-1 (SEC File No. 333-173005) filed on March 23, 2011.

(2)	Incorporated by reference to same numbered exhibit to The Fresh Market, Inc.’s Annual Report on Form 10-K (SEC File No. 001-34940) filed on March 22, 2011.

(3)	Incorporated by reference to same numbered exhibit to The Fresh Market, Inc.’s Amendment No. 2 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on June 23, 2010.

(4)	Incorporated by reference to same numbered exhibit to The Fresh Market, Inc.’s Registration Statement on Form S-1 (SEC File No. 333-166473) filed on May 3, 2010.

(5)	Incorporated by reference to same numbered exhibit to The Fresh Market, Inc.’s Registration Statement on Form S-1 (SEC File No. 333-173005) filed on March 23, 2011.

(6)	Incorporated by reference to Exhibit 10.2 to The Fresh Market, Inc.’s Amendment No. 1 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on June 4, 2010.

(7)	Incorporated by reference to Exhibit 10.3 to The Fresh Market, Inc.’s Registration Statement on Form S-1 (SEC File No. 333-166473) filed on May 3, 2010.

(8)	Incorporated by reference to Exhibit 10.4 to The Fresh Market, Inc.’s Amendment No. 2 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on June 23, 2010.

(9)	Incorporated by reference to Exhibit 10.5 to The Fresh Market, Inc.’s Annual Report on Form 10-K (SEC File No. 001-34940) filed on March 22, 2011.

(10)	Incorporated by reference to Exhibit 10.6 to The Fresh Market, Inc.’s Registration Statement on Form S-1 (SEC File No. 333-166473) filed on May 3, 2010.

(11)	Incorporated by reference to Exhibit 10.7 to The Fresh Market, Inc.’s Annual Report on Form 10-K (SEC File No. 001-34940) filed on March 22, 2001.

(12)	Incorporated by reference to Exhibit 10.7 to The Fresh Market, Inc.’s Registration Statement on Form S-1 (SEC File No. 333-166473) filed on May 3, 2010.

(13)	Incorporated by reference to Exhibit 10.8 to The Fresh Market, Inc.’s Amendment No. 1 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on June 4, 2010.

(14)	Incorporated by reference to Exhibit 10.9 to The Fresh Market, Inc.’s Amendment No. 2 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on June 23, 2010.

(15)	Incorporated by reference to Exhibit 10.10 to The Fresh Market, Inc.’s Annual Report on Form 10-K (SEC File No. 001-34940) filed on March 22, 2011.

(16)	Incorporated by reference to Exhibit 10.11 to The Fresh Market, Inc.’s Annual Report on Form 10-K (SEC File No. 001-34940) filed on March 22, 2011.

(17)	Incorporated by reference to Exhibit 10.12 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(18)	Incorporated by reference to Exhibit 10.13 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(19)	Incorporated by reference to Exhibit 10.14 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(20)	Incorporated by reference to Exhibit 10.15 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(21)	Incorporated by reference to Exhibit 10.16 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(22)	Incorporated by reference to Exhibit 10.17 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(23)	Incorporated by reference to Exhibit 10.18 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(24)	Incorporated by reference to Exhibit 10.19 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.

(25)	Incorporated by reference to Exhibit 10.20 to The Fresh Market, Inc.’s Amendment No. 4 to Registration Statement on Form S-1 (SEC File No. 333-166473) filed on October 19, 2010.